UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2010
DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	000-28539 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

13760 Noel Road, Suite 830 Dallas, Texas (Address of Principal Executive Offices)		75240 (Zip Code)
Registrant’s telephone number, including area code: (214) 378-8992
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
          The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of DRI Corporation (the “Company”) was held on May 27, 2010.
          Matters submitted to the Shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”) and voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2010, were: (1) the election of eight directors to serve until the 2011 Annual Meeting of Shareholders of the Company; (2) the ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for fiscal year 2010; and (3) the amendment to the Company’s 2003 Stock Option Plan (the “Plan”) to increase by 600,000 the number of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), that may be issued pursuant to awards granted under the Plan.
          Each of the director nominees set forth below was elected to hold office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. The following table shows the number of votes cast in favor or withheld for the proposal regarding the election of eight directors to serve until the 2011 Annual Meeting of Shareholders of the Company.

Name of Director Nominee	Votes For	Votes Withheld
John D. Higgins	5,304,415	290,018
Huelon Andrew Harrison	5,463,387	131,046
Helga S. Houston	5,450,130	144,303
C. James Meese Jr.	4,951,132	643,301
Stephanie L. Pinson	5,462,487	131,946
John K. Pirotte	5,302,415	292,018
Juliann Tenney	5,463,487	130,946
David L. Turney	5,447,388	147,045
          The Shareholders also ratified the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ended December 31, 2010. The following table shows the number of votes cast for, against or abstained, as well as the number of broker non-votes for the proposal regarding the ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for fiscal year 2010.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,392,395	101,378	43,093	0
          The Shareholders also approved an amendment to the Plan to increase by 600,000 the number of shares of Common Stock that may be issued pursuant to awards granted under the Plan. The following table shows the number of votes cast for, against or abstained, as well as the number of broker non-votes for the proposal regarding an amendment to the Plan to increase by 600,000 the number of shares of Common Stock that may be issued pursuant to awards granted under the Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,633,786	941,810	18,837	5,942,433

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2010

DRI CORPORATION
By:	/s/ Stephen P. Slay
Stephen P. Slay
Vice President, Chief Financial Officer, Treasurer, and Secretary